                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Patterson Energy, Inc. and subsidiaries of our report dated February 27, 2001 relating to the financial statements, which appear in the Annual Report on Form 10-K for the year ended December 31, 2000 of Patterson Energy, Inc.


                                                /s/ PricewaterhouseCoopers LLP


Fort Worth, Texas
May 8, 2001